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                                                                   Exhibit 10.57

                                SECOND AMENDMENT

     SECOND AMENDMENT, dated as of December 31, 1997 (this "Second Amendment"), to the Amended and Restated Credit Agreement, dated as of January 31, 1997 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), among HomeSide Lending, Inc. ("HomeSide"), Honolulu Mortgage Company, Inc. (no longer a party to the Agreement pursuant to its disposition in accordance with the terms thereof), the Lenders parties thereto, the Balance Lenders, NationsBank of Texas, N.A., as Syndication Agent, The First National Bank of Boston, as Collateral Agent, the Senior Managing Agent, Managing Agents and Co-Agents and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H:

     WHEREAS, HomeSide has requested that the Lenders and the Administrative Agent agree to amend or waive certain provisions of the Agreement, and the Lenders and the Administrative Agent are agreeable to such request upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, HomeSide, the Lenders and the Administrative Agent hereby agree as follows:

     1. DEFINITIONS. All terms defined in the Agreement shall have such defined meanings when used herein unless otherwise defined herein.

     2. AMENDMENT TO SECTION 5. The Agreement is hereby amended by deleting subsection 5.17 and substituting in lieu thereof the following,

          "5.17 CAPITALIZATION. Schedule 5.17A sets forth the name of the owner of all the issued and outstanding shares of Capital Stock of Holdings. All of such shares are fully paid and duly and validly issued and outstanding. There are no outstanding subscriptions, options, warrants, calls, rights (including preemptive rights) or any other agreements or commitments of any nature with respect to the Capital Stock of Holdings or any of its Subsidiaries."

     3. AMENDMENT TO SECTION 8. (a) The Agreement is hereby amended by replacing the term "Sponsors" wherever it appears in subsection 8.1(a) with the term "the Sponsor."

          (b) The Agreement is hereby amended by deleting clause (iii) of subsection 8.9 in its entirety and by renumbering clause (iv) of subsection 8.9 as clause (iii).

     4. AMENDMENT TO SECTION 9. The Agreement is hereby amended by deleting clauses (iii), (iv) and (v) of Section 9(k) and inserting in lieu thereof the following:

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          "(iii) [intentionally omitted], or (iv) National Australia Bank
     Limited (the "Sponsor") shall cease to directly or indirectly own shares representing at least 51% of the aggregate ordinary voting power represented by issued and outstanding Capital Stock of Holdings on a fully diluted basis, or (v) [intentionally omitted], or"

     5. AMENDMENT TO SCHEDULE 5.17. The Agreement is hereby amended by replacing
Schedule 5.17 with Schedule 5.17A attached hereto.

     6. GUARANTEE. The Required Lenders hereby agree that, notwithstanding anything in paragraph 10 of the Holdings Guarantee to the contrary, (i) Holdings may enter into a merger transaction with any wholly owned Subsidiary of a national Australia Bank Limited ("NAB") in connection with the acquisition of all the issued and outstanding Capital Stock of Holdings by NAD (the "Acquisition") and (ii) Holdings may agree to technical modifications to the Holdings Notes or the indenture to the extent necessary to reflect the Acquisition, so long as such modification is not adverse to the interests of the Lenders or the Administrative Agent.

     7. REPRESENTATIONS; NO DEFAULT. On and as of the date hereof, and after giving effect to this Second Amendment and the Amendment, dated as of September 30, 1997 (the "First Amendment"), to the Agreement, HomeSide confirms, reaffirms and restates that the representations and warranties set forth in Section 5 of the Agreement and in the other Loan Documents are true and correct in all material respects, PROVIDED that the references to the Agreement therein shall be deemed to be references to this Second Amendment and to the Agreement as amended by the First Amendment and this Second Amendment.

     8. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall become effective on the date on which each of the following conditions precedent shall have been satisfied:

     (a) the Administrative Agent shall have received counterparts of this Second Amendment, duly executed and delivered by a duly authorized officer of the Borrower, the Administrative Agent, and the Required Lenders;

     (b) the Sponsor (as defined above) shall have acquired, directly or indirectly, all the Capital Stock of Holdings; and

     (c) the Administrative Agent shall have received an acknowledgment and consent, in form and substance satisfactory to the Administrative Agent, executed and delivered by a duly authorized officer of each Guarantor party to a Guarantee, with a counterpart or a conformed copy for each Lender.

     9. LIMITED AMENDMENT. Except as expressly amended herein, the Agreement shall continue to be, and shall remain, in full force and effect. This Second Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement or any other Loan Document or to prejudice any other right or rights

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which the Lenders may now have or may have in the future under or in connection with the Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time tot time.

     10. COUNTERPARTS. This Second Amendment may be executed by on or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     11. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

HOMESIDE LENDING, INC.                      THE CHASE MANHATTAN BANK, as
                                            Administrative Agent and as a Lender



By: /s/ Debra F. Watkins                    By: /s/ R.A. Parker
    --------------------------------           ---------------------------------
    Title:  Senior Vice President               Title:  Vice President

THE FIRST NATIONAL BANK OF BOSTON,          NATIONSBANK OF TEXAS, N.A., as
as Collateral Agent                         Syndication Agent and as a Lender



By:                                         By: /s/ Carolyn M. Warren
   --------------------------------            --------------------------------
    Title:                                      Title:  Carolyn M. Warren
                                                        Senior Vice President



MORGAN GUARANTY TRUST COMPANY               BANK OF AMERICA NATIONAL TRUST
OF NEW YORK, as Senior Managing             AND SAVINGS ASSOCIATION, as a
Agent and as a Lender                       Managing Agent and as a Lender

By: /s/ Signature                           By:
   --------------------------------            --------------------------------
    Title:  Vice President                      Title:


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CANADIAN IMPERIAL BANK OF                   CREDIT LYONNAIS, NEW YORK
COMMERCE, as a Managing Agent and           BRANCH, as a Managing Agent and
as a Lender                                 as a Lender



By: /s/ Gerard Girardi                      By: /s/ Sebastian Rocco
   --------------------------------            --------------------------------
    Title:  Gerard Girardi                      Title: Sebastian Rocco
            Executive Director                         First Vice President
            CIBC Oppenheimer Corp., as Agent



UNION BANK OF SWITZERLAND,                  WESTDEUTSCHE LANDESBANK
NEW YORK BRANCH, as a Managing Agent        GIROZENTRALE, as a Managing Agent
and as a Lender                             and as a Lender

By:                                         By: /s/ Signature
   --------------------------------            --------------------------------
    Title:                                      Title: Vice President

By:                                         By: /s/ Signature
   --------------------------------            --------------------------------
    Title:                                      Title:  Vice President



THE BANK OF NEW YORK, as a Managing         BANKERS TRUST COMPANY, as a
Agent and as a Lender                       Co-Agent and as a Lender

By: /s/ Signature                           By: /s/ John O'Rourke
   --------------------------------            --------------------------------
    Title:  Vice President                      Title:  Managing Director



BANQUE NATIONALE DE PARIS, as a             MELLON BANK, N.A., as a Co-Agent
Co-Agent and as a Lender                    and as a Lender

By: /s/ Riva L. Howard                      By: /s/ Dean G. Pace
   --------------------------------            --------------------------------
    Title:  Vice President                      Title:  Dean G. Pace
                                                         Vice President

By: /s/ Signature
   --------------------------------
    Title:

                                       4
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COMMERZBANK AKTIENGESELLSCHAFT,             FLEET BANK, N.A., as a Co-Agent and
ATLANTA AGENCY, as Co-Agent and as          as a Lender
a Lender



By:                                         By: /s/ Gerard Painter
   --------------------------------            --------------------------------
    Title:                                      Title:  Gerard Painter
                                                        Vice President

By:
   --------------------------------
    Title:



THE NATIONAL BANK OF KUWAIT                 FIRST UNION NATIONAL BANK OF
                                            NORTH CAROLINA

By: /s/ Muhannad Kamal                      By: /s/ Signature
   --------------------------------            --------------------------------
    Title:  Assistant General Manager           Title:  Vice President

By: /s/ Robert J. McNeill
   --------------------------------
    Title:  Executive Manager

THE FUJI BANK, LIMITED, NEW YORK            BANK OF TOKYO - MITSUBISHI
BRANCH                                      TRUST COMPANY

By:                                         By:
   --------------------------------            --------------------------------
    Title:                                      Title:

THE SUMITOMO BANK, LIMITED                  THE SANWA BANK, LIMITED,
                                            ATLANTA AGENCY

By: /s/ Masahiro Kuramoto                   By:
   --------------------------------            --------------------------------
    Title:  General Manager                     Title:

THE TOKAI BANK, LIMITED                     THE YASUDA TRUST AND BANKING
ATLANTA AGENCY                              COMPANY, LIMITED, NEW YORK
                                            BRANCH

By:                                         By: /s/ Rohn Laudenschlager
   --------------------------------            --------------------------------
                                                Title: Rohn Laudenschlager
                                                       Senior Vice President

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FIRST TRUST BANK                            BANCA MONTE DEI PAS PASCHI DI
                                            SIENA SPA

By:                                         By: /s/ Signature
   --------------------------------            --------------------------------
    Title:  Senior Vice President               Title: S.V.P. & General Manger

                                            By: /s/ Brian R. Landy
                                               --------------------------------
                                                Title:  Brian R. Landy
                                                        Vice President

ALLIED IRISH BANK                           PT. BANK NEGARA INDONESIA
                                            (PERSERO), TBK

By: /s/ Signature                           By: /s/ Dewa Suthapa
   --------------------------------            --------------------------------
    Title:  S.V.P.                              Title:  General Manager


By: /s/ Signature
   --------------------------------
    Title:  A.V.P.

GUARANTY FEDERAL                            CREDIT AGRICOLE INDOSUEZ



By: /s/ James B. Clapp                      By: /s/ Katherine L. Abbott
   --------------------------------            --------------------------------
    Title:  Assistant Vice President            Title:  Katherine L. Abbott
                                                        First Vice President

                                            By: /s/ W. Leroy Startz
                                               --------------------------------
                                                Title:  W. Leroy Startz
                                                        First Vice President

THE SUMITOMO TRUST AND BANKING
CO. LTD., LOS ANGELES AGENCY

By: /s/ Eleanor Chan
   --------------------------------
    Title:  Eleanor Chan
            Manager & Vice President

265843-1


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